SUPPLEMENT DATED SEPTEMBER 22, 2000

TO PROSPECTUS
DATED MAY 1, 2000
for
FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE CONTRACTS
issued by
EQUITRUST LIFE INSURANCE COMPANY
EQUITRUST LIFE VARIABLE ACCOUNT

On the cover page, the second sentence of the first paragraph is amended to read as follows:

EquiTrust ("we," "us" or "our") designed the Policy: (1) to provide lifetime insurance protection to age 115 (or such other age as required by the state in which the Policy is issued); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

On page 3, in the section titled "Definitions," the definition of "Maturity Date" is amended to read as follows:

Maturity Date: The Insured's Attained Age 115 (or such other age as required by the state in which the Policy is issued). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

On page 25, in the section titled "Policy Benefits - Benefits at Maturity," the third sentence is amended to read as follows:

The Maturity Date is Attained Age 115 (or such other age as required by the state in which the Policy is issued).

September 22, 2000							V.2